3: fmc_8-ksep162003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 16, 2003

Fairfield Manufacturing Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-62598 (Commission File No.)	63-0500160 (IRS Employee Identification No.)

U.S. 52 South, Lafayette, IN, 47909
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (765) 772-4000

Item 5. Other Events.

Attached as Exhibit 99.1 is a copy of a press release dated August 29, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibit.

99.1 Press release of Fairfield Manufacturing Company, Inc. issued August 29, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRFIELD MANUFACTURING COMPANY, INC.

Date: September 16, 2003

By:  /s/ Richard A. Bush
Name: Richard A. Bush
Title: Senior Vice President and
Chief Financial Officer